UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 5, 2020
Kemper Corporation
(Exact name of registrant as specified in its charter)

Commission File Number: 001-18298

DE	95-4255452
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)
200 E. Randolph Street, Suite 3300, Chicago, IL 60601
(Address of principal executive offices, including zip code)
312-661-4600
(Registrant’s telephone number, including area code)
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2.below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.10 per share	KMPR	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of
the Exchange Act.    ☐

Section 5. – Corporate Governance and Management.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
At its meeting on May 5, 2020, the Compensation Committee ("Committee") of the Board of Directors of Kemper Corporation ("Company") approved new forms of equity award agreements ("Award Agreements") to be used for grants under the Company's 2020 Omnibus Equity Plan. The forms of the Award Agreements are attached as Exhibits 10.1 through 10.7 to this Current Report on Form 8-K and incorporated herein by reference. Exhibit 10.1 was approved for use by the Company for grants of restricted stock units to the Company’s non-employee directors. Exhibits 10.2 through 10.7 were approved for use by the Company for grants to the Company’s employees, including its executive officers, of stock options and stock appreciation rights, restricted stock units and performance share units, respectively.

The terms and conditions of the Award Agreements are materially consistent with the terms and conditions of the forms of equity award agreements in use by the Company for grants under the Company's 2011 Omnibus Equity Plan prior to May 5, 2020, when the 2020 Omnibus Equity Plan was approved by the Company’s shareholders.  The terms and conditions of such prior award agreements, including those incorporated by reference from the 2011 Omnibus Equity Plan, were previously disclosed and described in the Company’s 2020 Proxy Statement and filed as exhibits to the Company’s 2019 Annual Report on Form 10-K.

Item 5.07.	Submission of Matters to a Vote of Security Holders.
The Company's Annual Meeting of Shareholders was held on Tuesday, May 5, 2020 to vote on four proposals, for which the final vote results are set forth below.

Proposal 1:    Election of Directors.

Shareholders elected each of the ten nominees for director. Vote results were as follows:

Nominees	For	Against	Abstain	Broker Non-Votes
Teresa A. Canida	47,647,442	128,400	52,926	8,829,596
George N. Cochran	47,612,287	135,629	80,852	8,829,596
Kathleen M. Cronin	47,486,888	290,279	51,601	8,829,596
Lacy M. Johnson	47,479,974	296,016	52,778	8,829,596
Robert J. Joyce	47,519,188	228,582	80,998	8,829,596
Joseph P. Lacher, Jr.	47,659,075	92,944	76,749	8,829,596
Gerald Laderman	47,614,484	134,948	79,336	8,829,596
Christopher B. Sarofim	47,477,913	270,969	79,886	8,829,596
David P. Storch	47,437,053	313,370	78,345	8,829,596
Susan D. Whiting	47,488,163	287,373	53,232	8,829,596

Proposal 2:    Advisory vote to ratify the selection of Deloitte & Touche LLP as the Company's independent registered public accountant for 2020.

A majority of shareholders voted, on an advisory basis, to ratify the selection of Deloitte & Touche LLP as the Company's independent registered public accountant for 2020. Vote results were as follows:

For	Against	Abstain	Broker Non-Votes
55,953,438	618,979	85,947	—

Proposal 3:    Advisory vote to approve the compensation of the Company's Named Executive Officers.

A majority of shareholders voted, on an advisory basis, to approve the compensation of the Company's Named Executive Officers. Vote results were as follows:

For	Against	Abstain	Broker Non-Votes
46,173,569	1,451,073	204,126	8,829,596

Proposal 4:    Vote to approve the Company's 2020 Omnibus Equity Plan.

A majority of shareholders voted, in favor of the Company's 2020 Omnibus Equity Plan. Vote results were as follows:

For	Against	Abstain	Broker Non-Votes
45,651,727	1,953,018	224,023	8,829,596
Section 9. – Financial Statements and Exhibits.

Item 9.01.	Financial Statements and Exhibits.
(d) Exhibits

Exhibit Number	Exhibit Description
10.1	Form of Non-Employee Director Restricted Stock Unit Award Agreement as of May 5, 2020 under the 2020 Omnibus Equity Plan
10.2	Form of Non-Qualified Stock Option and SAR Award Agreement (Cliff-Vesting) as of May 5, 2020 under the 2020 Omnibus Equity Plan
10.3	Form of Non-Qualified Stock Option and SAR Award Agreement (Installment-Vesting) as of May 5, 2020 under the 2020 Omnibus Equity Plan
10.4	Form of Restricted Stock Unit Award Agreement (Cliff-Vesting) as of May 5, 2020 under the 2020 Omnibus Equity Plan
10.5	Form of Restricted Stock Unit Award Agreement (Installment-Vesting) as of May 5, 2020 under the 2020 Omnibus Equity Plan
10.6	Form of Performance Share Unit Award Agreement (Adjusted ROE) as of May 5, 2020 under the 2020 Omnibus Equity Plan
10.7	Form of Performance Share Unit Award Agreement (Relative TSR) as of May 5, 2020 under the 2020 Omnibus Equity Plan
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Kemper Corporation

Date:	May 11, 2020	/s/ C. Thomas Evans, Jr.
C. Thomas Evans, Jr.
Executive Vice President, Secretary & General Counsel